EXHIBIT 2.1


		Stock Purchase Agreement by and between the Registrant and the shareholders of Precisionaire dated July 1, 1996, previously filed as Exhibit
10.1 of the Company's 10-Q for the period ending June 30, 1996 incorporated herein by reference.